                                                                    Exhibit 20.1


                               MONTHLY STATEMENT

                 ---------------------------------------------


       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 1999-1

                 ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on July 15, 2004, and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)   Information Regarding the Current Monthly Distribution for the Series
     1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)  The total amount distributed to Class A Certificateholders per $1,000
          original certificate principal amount                                           $      0.000000

     (2)  The amount set forth in A(1) above distributed to Class A
          Certificateholders with respect to interest per $1,000 original
          certificate principal amount                                                    $      0.000000

     (3)  The amount set forth in A(1) above distributed to Class A
          Certificateholders with respect to principal per $1,000 original
          certificate principal amount                                                    $      0.000000

     (4)  The total amount distributed to Class B Certificateholders per $1,000
          original certificate principal amount                                           $      5.666667

     (5)  The amount set forth in A (4) above distributed to Class B
          Certificateholder with respect to interest per $1,000 original
          certificate principal amount                                                    $      5.666667

     (6)  The amount set forth in A (4) above distributed to Class B
          Cerfiticateholder with respect to principal per $1,000 original
          certificate principal amount                                                    $      0.000000

B)   Information Regarding the Performance of the Trust

     (1)  Allocation of Receivables Collections to the Series 1999-1
          Certificates

          (a)  The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the Distribution
               Date                                                                       $ 66,018,054.39

          (b)  The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
               Distribution Date                                                          $  5,894,915.80

          (c)  The aggregate amount of Principal Receivables collected during
               the Monthly Period immediately preceding the Distribution Date             $461,709,723.92

                        -------------------------------

                        Series 1999-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (d)  The Floating Allocation Percentage with respect to the Series
               1999-1 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                             2.835266%

          (e)  The Principal Allocation Percentage with respect to the Series
               1999-1 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                            12.887572%

          (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 1999-1 Certificates for the Monthly
               Period immediately preceding the Distribution Date                         $  2,038,923.90

          (g)  The Principal Receivables collected and allocated to the Series
               1999-1 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                      $ 59,503,173.53

     (2)  Available Finance Charge Collections and Reallocated Principal
          Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date.

          (a)  The Finance Charge Receivables and Interchange collected and
               allocated to the Series 1999-1 Certificates                                $  2,038,923.90

          (b)  Collection Account and Special Funding Account investment
               earnings allocated to the Series 1999-1 Certificates                       $          0.00

          (c)  Principal Funding Account Investment Proceeds                              $     18,764.55

          (d)  Reserve Draw Amount                                                        $          0.00

          (e)  Additional Finance Charges from other Series allocated to the
               Series 1999-1 Certificates                                                 $          0.00

          (f)  Payments, if any, on deposit as of the Determination Date
               received from any Interest Rate Protection Agreements                      $          0.00

          (g)  Reallocated Class D Principal Collections                                  $          0.00

          (h)  Reallocated Collateral Principal Collections                               $          0.00

          (i)  Reallocated Class B Principal Collections                                  $          0.00

          (j)  Total Available Finance Charge Collections and Reallocated
               Principal Collections for Series 1999-1 (total of (a), (b), (c),
               (d), (e), (f), (g), (h), and (i) above)                                    $  2,057,688.45

                        -------------------------------

                        Series 1999-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (3)  Available Principal Collections for Series 1999-1 for the Monthly
          Period immediately preceding the Distribution Date

          (a)  The Principal Receivables collected and allocated to the Series
               1999-1 Certificates                                                        $ 59,503,173.53

          (b)  Shared Principal Collections from other Series allocated to the
               Series 1999-1 Certificates                                                 $          0.00

          (c)  Additional amounts to be treated as Available Principal
               Collections pursuant to the Series Supplement                              $    819,917.12

          (d)  Reallocated Class D Principal Collections                                  $          0.00

          (e)  Reallocated Collateral Principal Collections                               $          0.00

          (f)  Reallocated Class B Principal Collections                                  $          0.00

          (g)  Available Principal Collections for Series 1999-1 (total of (a),
               (b) and (c) minus (d), (e) and (f) above)                                  $ 60,323,090.65

     (4)  Delinquent Balances in the Trust

          The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
     Period immediately preceding the Distribution Date.

          (a)  31-60 days                                                                 $    90,233,291
          (b)  61-90 days                                                                      57,018,109
          (c)  91 or more days                                                                123,230,801
                                                                                          ---------------
          (d)  Total Delinquencies                                                        $   270,482,202

     (5)  Defaulted Amount

          (a)  The aggregate amount of Defaulted Receivables with respect to the
               Trust for the Monthly Period immediately preceding the
               Distribution Date                                                          $ 34,769,672.99

          (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
               Distribution Date                                                          $  5,851,146.26

          (c)  The Defaulted Amount for the Monthly Period immediately preceding
               the Distribution Date [Defaulted Receivables minus Recoveries]             $ 28,918,526.73

          (d)  The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date allocable to the Series 1999-1 Certificates
               (the "Series 1999-1 Defaulted Amount")                                     $    819,917.12

          (e)  The Class A Defaulted Amount [Series 1999-1 Defaulted Amount
               multiplied by the Class A Percentage]                                      $         (0.00)

                        -------------------------------

                        Series 1999-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (f)  The Class B Defaulted Amount [Series 1999-1 Defaulted Amount
               multiplied by the Class B Percentage]                                      $    382,006.09

     (6)  Class A Charge-Offs

          (a)  The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class
               A Defaulted Amount, (ii) Reallocated Principal Collections
               applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the
               Collateral Invested Amount has been reduced in respect of such
               Class A Defaulted Amount and (v) the amount by which the Class B
               Invested Amount has been reduced in respect of such Class A
               Defaulted Amount (a "Class A Charge-Off")                                  $          0.00

          (b)  The amount of the Class A Charge-Off set forth in item 6(a)
               above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
               Class A Certificateholder's investment)                                    $          0.00

          (c)  The total amount reimbursed on the Distribution Date in respect
               of Class A Charge-Offs for prior Distribution Dates                        $          0.00

          (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
               Certificateholder's investment)                                            $      0.000000

          (e)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution Date          $          0.00

     (7)  Class B Charge-Offs

          (a)  The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class
               B Defaulted Amount, (ii) Reallocated Class D Principal
               Collections applied to such Class B Defaulted Amount, (iii)
               Reallocated Collateral Principal Collections applied to such
               Class B Defaulted Amount, (iv) the amount by which the Class D
               Invested Amount has been reduced in respect of such Class B
               Defaulted Amount and (v) the amount by which the Collateral
               Invested Amount has been reduced in respect of such Class B
               Defaulted Amount                                                           $          0.00

          (b)  The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B
               Principal Collections                                                      $          0.00

                        -------------------------------

                        Series 1999-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (c)  The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of item 6(a) (together with
               item 7(a), "Class B Charge-Offs")                                          $          0.00

          (d)  The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a), (b)
               and (c)                                                                    $          0.00

          (e)  The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
               Certificateholder's investment)                                            $      0.000000

          (f)  The total amount reimbursed on the Distribution Date in respect of reductions in the Class B Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (g)  The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
               Certificateholder's investment)                                            $      0.000000

          (h)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution Date          $          0.00

     (8)  Reductions in the Collateral Interest

          (a)  The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such
               Collateral Defaulted Amount, (ii) Reallocated Class D Principal
               Collections applied to such Collateral Defaulted Amount and (iii)
               the Amount by which the Class D Invested Amount has been reduced
               in respect of such Collateral Defaulted Amount                             $          0.00

          (b)  The amount by which the Collateral Invested Amount has been reduced the Distribution Date in respect of Reallocated
               Collateral Principal Collections                                           $          0.00

          (c)  The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
               7(a) above                                                                 $          0.00

          (d)  The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items 8(a), (b)
               and (c)                                                                    $          0.00

          (e)  The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (f)  The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on the Distribution Date           $          0.00

                        -------------------------------

                        Series 1999-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (9)  Reductions in the Class D Interest

          (a)  The excess, if any, of the Class D Defaulted Amount over
               Available Finance Charge Collections applied to such Class D
               Defaulted Amount                                                           $          0.00

          (b)  The amount by which the Class D Invested Amount has been reduced on the Distribution Date in respect of Reallocated Principal
               Collections                                                                $          0.00

          (c)  The amount by which the Class D Invested Amount has been reduced on the Distribution Date in respect of items 6(a), 7(a) and 8(a)
               above                                                                      $          0.00

          (d)  The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a), (b)
               and (c)                                                                    $          0.00

          (e)  The total amount reimbursed on the Distribution Date in respect of reductions in the Class D Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (f)  The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on the Distribution Date                     $          0.00

     (10) Investor Monthly Servicing Fee

          (a)  The amount of the Series 1999-1 Monthly Servicing Fee payable to
               the Servicer on the Distribution Date                                      $    205,662.39

     (11) Class A Monthly Interest

          (a)  Class A Monthly Interest payable on the Distribution Date                  $         (0.00)

     (12) Class B Monthly Interest

          (a)  Class B Monthly Interest payable on the Distribution Date                  $    372,328.33

     (13) Principal Funding Account Amount

          (a)  The amount on deposit in the Principal Funding Account on the
               Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                    $ 32,852,500.00

          (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003
               (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

                        -------------------------------

                        Series 1999-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (14) Deficit Controlled Accumulation Amount

          The Deficit Controlled Accumulation Amount for the Distribution Date,
          after giving effect to all deposits, withdrawals and distributions on
          such Distribution Date                                                          $          0.00

     (15) Reserve Account

          (a)  The amount on deposit in the Reserve Account on the Distribution
               Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer
               Date                                                                       $    164,262.50

          (b)  The Required Reserve Account Amount                                        $    164,262.50

C)   Class A Invested Amount

     (1)  The Class A Initial Invested Amount                                             $500,000,000.00

     (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $          0.00

     (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such
          Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
          Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
          Pool Factor                                                                             0.00000

D)    Class B Invested Amount

     (1)  The Class B Initial Invested Amount                                             $ 65,705,000.00

     (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $ 65,705,000.00

     (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such
          Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
          Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
          Pool Factor                                                                            1.000000

E)   Collateral Invested Amount

     (1)  The Collateral Initial Invested Amount                                          $ 52,884,000.00

     (2)  The Collateral Invested Amount on the Distribution Date, after giving
          effect to all deposits, withdrawals and distributions on such Date              $ 52,884,000.00

                        -------------------------------

                        Series 1999-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (3)  The Collateral Invested Amount as a percentage of the sum of the
          Invested Amount on such Distribution Date                                                 37.50%

F)   Class D Invested Amount

     (1)  The Class D Initial Invested Amount                                             $ 22,436,642.00

     (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $ 22,436,642.00

     (3)  The Class D Invested Amount as a percentage of the sum of the Invested
          Amount on such Distribution Date                                                          15.91%

G)   Receivables Balances

     (1)  The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly
          Period                                                                          $ 4,880,716,447

     (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly
          Period                                                                          $   227,937,117

H)   Annualized Percentages

     (1)  The Gross Yield (Available Finance Charge Collections for the Series
          1999-1 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 366 days divided by number of days in calendar month.) Effective November 2002
          monthly period.                                                                           17.80%

     (2)  The Net Loss Rate (the Series 1999-1 Defaulted Amount for the
          preceding Monthly Period divided by the Invested Amount of the Series
          1999-1 Certificates as of the last day of the next preceding Monthly
          Period, multiplied by 12)                                                                  6.98%

     (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
          Series 1999-1 Certificates for the preceding Monthly Period)                              10.82%

     (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
          Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1999-1 Certificates as of the
          last day of the next preceding Monthly Period, multiplied by 12)                           7.92%

     (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series
          1999-1 Certificates for the preceding Monthly Period)                                      2.90%

                        -------------------------------

                        Series 1999-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (6)  The Monthly Payment Rate (Collections of Principal Receivables and
          Finance Charge Receivables with respect to all Receivables in the
          Trust for the preceding Monthly Period divided by the amount of
          Receivables in the Trust as of the last day of the next preceding
          Monthly Period)                                                                           10.25%

I)   Series 1999-1 Information for the Last Three Distribution Dates

     1)   Gross Yield

          a)   07/15/04                         17.80%
          b)   06/15/04                          5.10%
          c)   05/17/04                          6.76%

     2)   Net Loss Rate

          a)   07/15/04                          6.98%
          b)   06/15/04                          2.28%
          c)   05/17/04                          2.53%

     3)   Net Spread (Portfolio Yield Minus Base Rate)

          a)   07/15/04                          2.90%
          b)   06/15/04                         -0.06%
          c)   05/17/04                          1.12%

          Three Month Average                    1.32%

      4)  Monthly Payment Rate

          a)   07/15/04                         10.25%
          b)   06/15/04                          9.34%
          c)   05/17/04                          9.60%


                                                       CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                                       Servicer


                                                       By:
                                                          -------------------------------------------
                                                          Name:  Patricia Garvey
                                                          Title: Vice President

                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 2000-1

                 ---------------------------------------------


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on July 15, 2004,and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)   Information Regarding the Current Monthly Distribution for the Series
     2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)  The total amount distributed to Class A Certificateholders per $1,000
          original certificate principal amount                                           $      6.241667

     (2)  The amount set forth in A(1) above distributed to Class A
          Certificateholders with respect to interest per $1,000 original
          certificate principal amount                                                    $      6.241667

     (3)  The amount set forth in A(1) above distributed to Class A
          Certificateholders with respect to principal per $1,000 original
          certificate principal amount                                                    $      0.000000

     (4)  The total amount distributed to Class B Certificateholders per $1,000
          original certificate principal amount                                           $      1.432292

     (5)  The amount set forth in A(4) above distributed to Class B
          Certificateholders with respect to interest per $1,000 original
          certificate principal amount                                                    $      1.432292

     (6)  The amount set forth in A(4) above distributed to Class B
          Certificateholders with respect to principal per $1,000 original
          certificate principal amount                                                    $      0.000000

B)   Information Regarding the Performance of the Trust

     (1)  Allocation of Receivables Collections to the Series 2000-1
          Certificates

          (a)  The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the Distribution
               Date                                                                       $ 66,018,054.39

          (b)  The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
               Distribution Date                                                          $  5,894,915.80

                        -------------------------------

                        Series 2000-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (c)  The aggregate amount of Principal Receivables collected during
               the Monthly Period immediately preceding the Distribution Date             $461,709,723.92

          (d)  The Floating Allocation Percentage with respect to the Series
               2000-1 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                             8.678491%

          (e)  The Principal Allocation Percentage with respect to the Series
               2000-1 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                            10.554922%

          (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly
               Period immediately preceding the Distribution Date                         $  6,240,960.67

          (g)  The Principal Receivables collected and allocated to the Series
               2000-1 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                      $ 48,733,099.04

     (2)  Available Finance Charge Collections and Reallocated Principal
          Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

          (a)  The Finance Charge Receivables and Interchange collected and
               allocated to the Series 2000-1 Certificates                                $  6,240,960.67

          (b)  Collection Account and Special Funding Account investment
               earnings allocated to the Series 2000-1 Certificates                       $          0.00

          (c)  Principal Funding Account Investment Proceeds                              $     73,352.81

          (d)  Class A Reserve Draw Amount                                                $     15,307.28

          (e)  Class B Reserve Draw Amount                                                $          0.00

          (f)  Additional Finance Charges from other Series allocated to the
               Series 2000-1 Certificates                                                 $          0.00

          (g)  Payments, if any, on deposit as of the Determination Date
               received from any Interest Rate Protection Agreements                      $          0.00

          (h)  Reallocated Class D Principal Collections                                  $          0.00

          (i)  Reallocated Collateral Principal Collections                               $          0.00

          (j)  Reallocated Class B Principal Collections                                  $          0.00

          (k)  Total Available Finance Charge Collections and Reallocated
               Principal Collections for Series 2000-1 (total of (a), (b), (c),
               (d), (e), (f), (g), (h), (i) and (j) above)                                $  6,329,620.76

                        -------------------------------

                        Series 2000-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (3)  Available Principal Collections for Series 2000-1 for the Monthly
          Period immediately preceding the Distribution Date

          (a)  The Principal Receivables collected and allocated to the Series
               2000-1 Certificates                                                        $ 48,733,099.04

          (b)  Shared Principal Collections from other Series allocated to the
               Series 2000-1 Certificates                                                 $          0.00

          (c)  Additional amounts to be treated as Available Principal
               Collections pursuant to the Series Supplement                              $  2,509,691.75

          (d)  Reallocated Class D Principal Collections                                  $          0.00

          (e)  Reallocated Collateral Principal Collections                               $          0.00

          (f)  Reallocated Class B Principal Collections                                  $          0.00

          (g)  Available Principal Collections for Series 2000-1 (total of (a),
               (b) and (c) minus (d), (e) and (f) above)                                  $ 51,242,790.79

     (4)  Delinquent Balances in the Trust

          The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
          Period immediately preceding the Distribution Date.

          (a)  31-60 days                                                                 $    90,233,291
          (b)  61-90 days                                                                      57,018,109
          (c)  91 or more days                                                                123,230,801
                                                                                          ---------------
          (d)  Total Delinquencies                                                        $   270,482,202

     (5)  Defaulted Amount

          (a)  The aggregate amount of Defaulted Receivables with respect to the
               Trust for the Monthly Period immediately preceding the
               Distribution Date                                                          $ 34,769,672.99

          (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
               Distribution Date                                                          $  5,851,146.26

          (c)  The Defaulted Amount for the Monthly Period immediately preceding
               the Distribution Date [Defaulted Receivables minus Recoveries]             $ 28,918,526.73

          (d)  The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date allocable to the Series 2000-1 Certificates
               (the "Series 2000-1 Defaulted Amount")                                     $  2,509,691.75

          (e)  The Class A Defaulted Amount [Series 2000-1 Defaulted Amount
               multiplied by the Class A Percentage]                                      $  1,899,226.19

          (f)  The Class B Defaulted Amount [Series 2000-1 Defaulted Amount
               multiplied by the Class B Percentage]                                      $    274,709.50

                        -------------------------------

                        Series 2000-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (6)  Class A Charge-Offs

          (a)  The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class
               A Defaulted Amount, (ii) Reallocated Principal Collections
               applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the
               Collateral Invested Amount has been reduced in respect of such
               Class A Defaulted Amount and (v) the amount by which the Class B
               Invested Amount has been reduced in respect of such Class A
               Defaulted Amount (a "Class A Charge-Off")                                  $          0.00

          (b)  The amount of the Class A Charge-Off set forth in item 6(a)
               above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
               Class A Certificateholder's investment)                                    $      0.000000

          (c)  The total amount reimbursed on the Distribution Date in respect
               of Class A Charge-Offs for prior Distribution Dates                        $          0.00

          (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
               Certificateholder's investment)                                            $     0.0000000

          (e)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution Date          $          0.00

     (7)  Class B Charge-Offs

          (a)  The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class
               B Defaulted Amount, (ii) Reallocated Class D Principal
               Collections applied to such Class B Defaulted Amount, (iii)
               Reallocated Collateral Principal Collections applied to such
               Class B Defaulted Amount, (iv) the amount by which the Class D
               Invested Amount has been reduced in respect of such Class B
               Defaulted Amount and (v) the amount by which the Collateral
               Invested Amount has been reduced in respect of such Class B
               Defaulted Amount                                                           $          0.00

          (b)  The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B
               Principal Collections                                                      $          0.00

          (c)  The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of item 6(a) (together with
               item 7(a), "Class B Charge-Offs")                                          $          0.00

          (d)  The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a), (b)
               and (c)                                                                    $          0.00

                        -------------------------------

                        Series 2000-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (e)  The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
               Certificateholder's investment)                                            $      0.000000

          (f)  The total amount reimbursed on the Distribution Date in respect of reductions in the Class B Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (g)  The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
               Certificateholder's investment)                                            $      0.000000

          (h)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution Date          $          0.00

     (8)  Reductions in the Collateral Interest

          (a)  The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such
               Collateral Defaulted Amount, (ii) Reallocated Class D Principal
               Collections applied to such Collateral Defaulted Amount and (iii)
               the amount by which the Class D Invested Amount has been reduced
               in respect of such Collateral Defaulted Amount                             $          0.00

          (b)  The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
               Collateral Principal Collections                                           $          0.00

          (c)  The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
               7(a) above                                                                 $          0.00

          (d)  The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items 8(a), (b)
               and (c)                                                                    $          0.00

          (e)  The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (f)  The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on the Distribution Date           $          0.00

     (9)  Reductions in the Class D Interest

          (a)  The excess, if any, of the Class D Defaulted Amount over
               Available Finance Charge Collections applied to such Class D
               Defaulted Amount                                                           $          0.00

          (b)  The amount by which the Class D Invested Amount has been reduced on the Distribution Date in respect of Reallocated Principal
               Collections                                                                $          0.00

                        -------------------------------

                        Series 2000-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (c)  The amount by which the Class D Invested Amount has been reduced on the Distribution Date in respect of items 6(a), 7(a) and 8 (a)
               above                                                                      $          0.00

          (d)  The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a), (b)
               and (c)                                                                    $          0.00

          (e)  The total amount reimbursed on the Distribution Date in respect of reductions in the Class D Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (f)  The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on the Distribution Date                     $          0.00

     (10) Investor Monthly Servicing Fee

          (a)  The amount of the Series 2000-1 Monthly Servicing Fee payable to
               the Servicer on the Distribution Date                                      $    629,513.89

     (11) Class A Monthly Interest

          (a)  Class A Monthly Interest payable on the Distribution Date                  $  2,621,500.00

     (12) Class B Monthly Interest

          (a)  Class B Monthly Interest payable on the Distribution Date                  $     67,675.78

     (13) Principal Funding Account Amount

          (a)  The amount on deposit in the Principal Funding Account on the
               Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                    $140,000,000.01

          (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

     (14) Deficit Controlled Accumulation Amount

          The Deficit Controlled Accumulation Amount for the Distribution Date,
          after giving effect to all deposits, withdrawals and distributions on
          such Distribution Date                                                          $          0.00

     (15) Class A Reserve Account

          (a)  The amount on deposit in the Class A Reserve Account on the
               Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date and the
               related Transfer Date                                                      $  2,100,000.00

          (b)  The Class A Required Reserve Account Amount                                $  2,100,000.00

                        -------------------------------

                        Series 2000-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (16) Class B Reserve Account

          (a)  The amount on deposit in the Class B Reserve Account on the
               Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date and the
               related Transfer Date                                                      $    118,125.00

          (b)  The Class B Required Reserve Account Amount                                $    118,125.00

C)   Class A Invested Amount

     (1)  The Class A Initial Invested Amount                                             $420,000,000.00

     (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $420,000,000.00

     (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such
          Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
          Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
          Pool Factor                                                                            1.000000

D)   Class B Invested Amount

     (1)  The Class B Initial Invested Amount                                             $ 47,250,000.00

     (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $ 47,250,000.00

     (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such
          Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
          Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
          Pool Factor                                                                            1.000000

E)   Collateral Invested Amount

     (1)  The Collateral Initial Invested Amount                                          $ 42,000,000.00

     (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $ 42,000,000.00

     (3)  The Collateral Invested Amount as a percentage of the Invested Amount
          on such Distribution Date                                                                  8.00%

                        -------------------------------

                        Series 2000-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


F)   Class D Invested Amount

     (1)  The Class D Initial Invested Amount                                             $ 15,750,000.00

     (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $ 15,750,000.00

     (3)  The Class D Invested Amount as a percentage of the Invested Amount on
          such Distribution Date                                                                     3.00%

G)   Receivables Balances

     (1)  The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly
          Period                                                                          $ 4,880,716,447

     (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly
          Period                                                                          $   227,937,117

H)   Annualized Percentages

     (1)  The Gross Yield (Available Finance Charge Collections for the Series
          2000-1 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 366 divided by number of days in the calendar month.) Effective November 2002 monthly
          period.                                                                                   14.71%

     (2)  The Net Loss Rate (the Series 2000-1 Defaulted Amount for the
          preceding Monthly Period divided by the Invested Amount of the Series
          2000-1 Certificates as of the last day of the next preceding Monthly
          Period, multiplied by 12)                                                                  5.74%

     (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
          Series 2000-1 Certificates for the preceding Monthly Period)                               8.97%

     (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
          Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as of the
          last day of the next preceding Monthly Period, multiplied by 12)                           7.98%

     (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series
          2000-1 Certificates for the preceding Monthly Period)                                      0.99%

     (6)  The Monthly Payment Rate (Collections of Principal Receivables and
          Finance Charge Receivables with respect to all Receivables in the
          Trust for the preceding Monthly Period divided by the amount of
          Receivables in the Trust as of the last day of the next preceding
          Monthly Period)                                                                           10.25%

                        -------------------------------

                        Series 2000-1 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


I)   Series 2000-1 Information for the Last Three Distribution Dates

     1)   Gross Yield

          a)   07/15/04                         14.71%
          b)   06/15/04                         15.53%
          c)   05/17/04                         16.63%

     2)   Net Loss Rate

          a)   07/15/04                          5.74%
          b)   06/15/04                          7.30%
          c)   05/17/04                          7.24%

     3)   Net Spread (Portfolio Yield Minus Base Rate)

          a)   07/15/04                          0.99%
          b)   06/15/04                          0.10%
          c)   05/17/04                          1.05%

          Three Month Average                    0.71%

     4)   Monthly Payment Rate

          a)   07/15/04                         10.25%
          b)   06/15/04                          9.34%
          c)   05/17/04                          9.60%


                                                       CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                                       Servicer


                                                       By:
                                                          -------------------------------------------
                                                          Name:  Patricia Garvey
                                                          Title: Vice President

                               MONTHLY STATEMENT

                 ---------------------------------------------

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 2000-2

                 ---------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on July 15, 2004 and with respect to the performance of the Trust during the month of June is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)   Information Regarding the Current Monthly Distribution for the Series
     2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)  The total amount distributed to Class A Certificateholders per $1,000
          original certificate principal amount                                           $      1.173958

     (2)  The amount set forth in A(1) above distributed to Class A
          Certificateholders with respect to interest per $1,000 original
          certificate principal amount                                                    $      1.173958

     (3)  The amount set forth in A(1) above distributed to Class A
          Certificateholders with respect to principal per $1,000 original
          certificate principal amount                                                    $      0.000000

     (4)  The total amount distributed to Class B Certificateholders per $1,000
          original certificate principal amount                                           $      1.457292

     (5)  The amount set forth in A(4) above distributed to Class B
          Certificateholders with respect to interest per $1,000 original
          certificate principal amount                                                    $      1.457292

     (6)  The amount set forth in A(4) above distributed to Class B
          Certificateholders with respect to principal per $1,000 original
          certificate principal amount                                                    $      0.000000

B)   Information Regarding the Performance of the Trust

     (1)  Allocation of Receivables Collections to the Series 2000-2
          Certificates

          (a)  The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the Distribution
               Date                                                                       $ 66,018,054.39

                        -------------------------------

                        Series 2000-2 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (b)  The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
               Distribution Date                                                          $  5,894,915.80

          (c)  The aggregate amount of Principal Receivables collected during
               the Monthly Period immediately preceding the Distribution Date             $461,709,723.92

          (d)  The Floating Allocation Percentage with respect to the Series
               2000-2 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                            11.636550%

          (e)  The Principal Allocation Percentage with respect to the Series
               2000-2 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                            11.636550%

          (f)  The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly
               Period immediately preceding the Distribution Date                         $  8,368,188.50

          (g)  The Principal Receivables collected and allocated to the Series
               2000-2 Certificates for the Monthly Period immediately preceding
               the Distribution Date                                                      $ 53,727,081.38

     (2)  Available Finance Charge Collections and Reallocated Principal
          Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

          (a)  The Finance Charge Receivables and Interchange collected and
               allocated to the Series 2000-2 Certificates                                $  8,368,188.50

          (b)  Collection Account and Special Funding Account investment
               earnings allocated to the Series 2000-2 Certificates                       $          0.00

          (c)  Principal Funding Account Investment Proceeds                              $          0.00

          (d)  Class A Reserve Draw Amount                                                $          0.00

          (e)  Class B Reserve Draw Amount                                                $          0.00

          (f)  Additional Finance Charges from other Series allocated to the
               Series 2000-2 Certificates                                                 $          0.00

          (g)  Payments, if any, on deposit as of the Determination Date
               received from any Interest Rate Protection Agreements                      $          0.00

          (h)  Reallocated Class D Principal Collections                                  $          0.00

          (i)  Reallocated Collateral Principal Collections                               $          0.00

                        -------------------------------

                        Series 2000-2 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (j)  Reallocated Class B Principal Collections                                  $          0.00

          (k)  Total Available Finance Charge Collections and Reallocated
               Principal Collections for Series 2000-2 (total of (a), (b), (c),
               (d), (e), (f), (g), (h), (i) and (j) above)                                $  8,368,188.50

     (3)  Available Principal Collections for Series 2000-2 for the Monthly
          Period immediately preceding the Distribution Date

          (a)  The Principal Receivables collected and allocated to the Series
               2000-2 Certificates                                                        $ 53,727,081.38

          (b)  Shared Principal Collections from other Series allocated to the
               Series 2000-2 Certificates                                                 $          0.00

          (c)  Additional amounts to be treated as Available Principal
               Collections pursuant to the Series Supplement                              $  3,365,118.73

          (d)  Reallocated Class D Principal Collections                                  $          0.00

          (e)  Reallocated Collateral Principal Collections                               $          0.00

          (f)  Reallocated Class B Principal Collections                                  $          0.00

          (g)  Available Principal Collections for Series 2000-2 (total of (a),
               (b) and ( c) minus (d), (e) and (f) above)                                 $ 57,092,200.11

     (4)  Delinquent Balances in the Trust

          The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
          Period immediately preceding the Distribution Date.

          (a)  31-60 days                                                                 $    90,233,291
          (b)  61-90 days                                                                      57,018,109
          (c)  91 or more days                                                                123,230,801
                                                                                          ---------------
          (d)  Total Delinquencies                                                        $   270,482,202

     (5)  Defaulted Amount

          (a)  The aggregate amount of Defaulted Receivables with respect to the
               Trust for the Monthly Period immediately preceding the
               Distribution Date                                                          $ 34,769,672.99

          (b)  The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
               Distribution Date                                                          $  5,851,146.26

                        -------------------------------

                        Series 2000-2 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (c)  The Defaulted Amount for the Monthly Period immediately preceding
               the Distribution Date [Defaulted Receivables minus Recoveries]             $ 28,918,526.73

          (d)  The Defaulted Amount for the Monthly Period immediately preceding the Distribution Date allocable to the Series 2000-2 Certificates
               (the "Series 2000-2 Defaulted Amount")                                     $  3,365,118.73

          (e)  The Class A Defaulted Amount [Series 2000-2 Defaulted Amount
               multiplied by the Class A Percentage]                                      $  2,616,280.97

          (f)  The Class B Defaulted Amount [Series 2000-2 Defaulted Amount
               multiplied by the Class B Percentage]                                      $    344,767.69

     (6)  Class A Charge-Offs

          (a)  The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class
               A Defaulted Amount, (ii) Reallocated Principal Collections
               applied to such Class A Defaulted Amount, (iii) the amount by which the Class D invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the
               Collateral Invested Amount has been reduced in respect of such
               Class A Defaulted Amount and (v) the amount by which the Class B
               Invested Amount has been reduced in respect of such Class A
               Defaulted Amount (a"Class A Charge-Off")                                   $          0.00

          (b)  The amount of the Class A Charge-Off set forth in item 6(a)
               above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
               Class A Certificateholder's investment)                                    $      0.000000

          (c)  The total amount reimbursed on the Distribution Date in respect
               of Class A Charge-Offs for prior Distribution Dates                        $          0.00

          (d)  The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
               Certificateholder's investment)                                            $      0.000000

          (e)  The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution Date          $          0.00

                        -------------------------------

                        Series 2000-2 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (7)  Class B Charge-Offs

          (a)  The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Class
               B Defaulted Amount, (ii) Reallocated Class D Principal
               Collections applied to such Class B Defaulted Amount, (iii)
               Reallocated Collateral Principal Collections applied to such
               Class B Defaulted Amount, (iv) the amount by which the Class D
               Invested Amount has been reduced in respect of such Class B
               Defaulted Amount and (v) the amount by which the Collateral
               Invested Amount has been reduced in respect of such Class B
               Defaulted Amount                                                           $          0.00

          (b)  The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B
               Principal Collections                                                      $          0.00

          (c)  The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of item 6(a) (together with
               item 7(a), "Class B Charge-Offs")                                          $          0.00

          (d)  The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a), (b)
               and (c)                                                                    $          0.00

          (e)  The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
               Certificateholder's investment)                                            $      0.000000

          (f)  The total amount reimbursed on the Distribution Date in respect of reductions in the Class B Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (g)  The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
               Certificateholder's investment)                                            $      0.000000

          (h)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on such Distribution Date          $          0.00

     (8)  Reductions in the Collateral Interest

          (a)  The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such
               Collateral Defaulted Amount, (ii) Reallocated Class D Principal
               Collections applied to such Collateral Defaulted Amount and (iii)
               the amount by which the Class D Invested Amount has been reduced
               in respect of such Collateral Defaulted Amount                             $          0.00

                        -------------------------------

                        Series 2000-2 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


          (b)  The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
               Collateral Principal Collections                                           $          0.00

          (c)  The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
               7(a) above                                                                 $          0.00

          (d)  The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items 8(a), (b)
               and (c)                                                                    $          0.00

          (e)  The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (f)  The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all
               deposits, withdrawals and distributions on the Distribution Date           $          0.00

     (9)  Reductions in the Class D Interest

          (a)  The excess, if any, of the Class D Defaulted Amount over
               Available Finance Charge Collections applied to such Class D
               Defaulted Amount                                                           $          0.00

          (b)  The amount by which the Class D Invested Amount has been reduced on the Distribution Date in respect of Reallocated Principal
               Collections                                                                $          0.00

          (c)  The amount by which the Class D Invested Amount has been reduced on the Distribution Date in respect of items 6(a), 7(a) and 8 (a)
               above                                                                      $          0.00

          (d)  The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a), (b)
               and (c)                                                                    $          0.00

          (e)  The total amount reimbursed on the Distribution Date in respect of reductions in the Class D Invested Amount on prior
               Distribution Dates                                                         $          0.00

          (f)  The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on the Distribution Date                     $          0.00

     (10) Investor Monthly Servicing Fee

          (a)  The amount of the Series 2000-2 Monthly Servicing Fee payable to
               the Servicer on the Distribution Date                                      $    844,083.33

                        -------------------------------

                        Series 2000-2 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (11) Class A Monthly Interest

          (a)  Class A Monthly Interest payable on the Distribution Date                  $    528,281.25

     (12) Class B Monthly Interest

          (a)  Class B Monthly Interest payable on the Distribution Date                  $     86,417.40

     (13) Principal Funding Account Amount

          (a)  The amount on deposit in the Principal Funding Account on the
               Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date                    $          0.00

          (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004
               (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


     (14) Deficit Controlled Accumulation Amount

          The Deficit Controlled Accumulation Amount for the Distribution Date,
          after giving effect to all deposits, withdrawals and distributions on
          such Distribution Date                                                          $          0.00

     (15) Class A Reserve Account

          (a)  The amount on deposit in the Class A Reserve Account on the
               Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date and the
               related Transfer Date                                                      $  2,250,000.00

          (b)  The Class A Required Reserve Account Amount                                $  2,250,000.00

     (16) Class B Reserve Account

          (a)  The amount on deposit in the Class B Reserve Account on the
               Distribution Date, after giving effect to all deposits,
               withdrawals and distributions on such Distribution Date and the
               related Transfer Date                                                      $          0.00

          (b)  The Class B Required Reserve Account Amount                                $          0.00

                        -------------------------------

                        Series 2000-2 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


C)   Class A Invested Amount

     (1)  The Class A Initial Invested Amount                                             $450,000,000.00

     (2)  The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $450,000,000.00

     (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such
          Distribution Date, to the Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
          Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
          Pool Factor                                                                            1.000000

D)   Class B Invested Amount

     (1)  The Class B Initial Invested Amount                                             $ 59,300,000.00

     (2)  The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $ 59,300,000.00

     (3)  The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such
          Distribution Date, to the Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
          Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
          Pool Factor.                                                                           1.000000

E)   Collateral Invested Amount

     (1)  The Collateral Initial Invested Amount                                          $ 49,200,000.00

     (2)  The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $ 49,200,000.00

     (3)  The Collateral Invested Amount as a percentage of the Invested Amount
          on such Distribution Date                                                                  8.50%

F)   Class D Invested Amount

     (1)  The Class D Initial Invested Amount                                             $ 20,300,000.00

     (2)  The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
          Distribution Date                                                               $ 20,300,000.00

                        -------------------------------

                        Series 2000-2 Monthly Statement
                        July 15, 2004 Distribution Date

                        -------------------------------


     (3)  The Class D Invested Amount as a percentage of the Invested Amount on
          such Distribution Date                                                                     3.51%

G)   Receivables Balances

     (1)  The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly
          Period                                                                          $ 4,880,716,447

     (2)  The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly
          Period                                                                          $   227,937,117

H)   Annualized Percentages

     (1)  The Gross Yield (Available Finance Charge Collections for the Series
          2000-2 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 366 divided by the number of days in the calendar month) Effective November 2002
          monthly period.                                                                           17.64%

     (2)  The Net Loss Rate (the Series 2000-2 Defaulted Amount for the
          preceding Monthly Period divided by the Invested Amount of the Series
          2000-2 Certificates as of the last day of the next preceding Monthly
          Period, multiplied by 12)                                                                  6.98%

     (3)  The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
          Series 2000-2 Certificates for the preceding Monthly Period)                              10.66%

     (4)  The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
          Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the
          last day of the next preceding Monthly multiplied by 12)                                   3.95%

     (5)  The Net Spread (the Portfolio Yield minus the Base Rate for the Series
          2000-2 Certificates for the preceding Monthly Period)                                      6.71%

     (6)  The Monthly Payment Rate (Collections of Principal Receivables and
          Finance Charge Receivables with respect to all Receivables in the
          Trust for the preceding Monthly Period divided by the amount of
          Receivables in the Trust as of the last day of the next preceding
          Monthly Period)                                                                           10.25%

I)   Series 2000-2 Information for the Last Three Distribution Dates

     1)   Gross Yield

          a)   07/15/04                         17.64%
          b)   06/15/04                         15.95%
          c)   05/17/04                         16.63%

     2)   Net Loss Rate

          a)   07/15/04                          6.98%
          b)   06/15/04                          8.01%
          c)   05/17/04                          7.24%

     3)   Net Spread (Portfolio Yield Minus Base Rate)

          a)   07/15/04                          6.71%
          b)   06/15/04                          4.15%
          c)   05/17/04                          5.48%

          Three Month Average                    5.45%

     4)   Monthly Payment Rate

          a)   07/15/04                         10.25%
          b)   06/15/04                          9.34%
          c)   05/17/04                          9.60%


                                                       CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                                                       Servicer


                                                       By:
                                                          -------------------------------------------
                                                          Name:  Patricia Garvey
                                                          Title: Vice President